                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  Catuity Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                         2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                           DETROIT, MICHIGAN 48207
SURRY HILLS NSW 2010 AUSTRALIA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2001

     We will hold the Annual Meeting of Stockholders of Catuity, Inc. at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia on Thursday, May 24, 2001 at 9:30 a.m. (Wednesday, May 23, 2001 at 7:30 p.m. Eastern Daylight Time in the United States) for the following purposes:

          1. To elect six members of the board of directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve the Catuity Inc. 2000 Director Stock Option Plan;

          3. To approve an amendment to the Catuity Inc. Stock Option Plan increasing the pool of available shares from 750,000 shares to 950,000 shares; and

          4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment is April 6, 2001. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John H. Lowry
                                          John H. Lowry III
                                          Secretary
                                          Detroit, Michigan
                                          April 23, 2001

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
VOTING RIGHTS AND SOLICITATION..............................      1
  Voting....................................................      1
  Proxies...................................................      1
  Solicitation of Proxies...................................      1
PROPOSALS NO. 1-6 ELECTION OF DIRECTORS.....................      2
  General...................................................      2
  Business Experience of Directors..........................      2
  Board Committees and Meetings.............................      3
  Director Compensation.....................................      4
  Recommendation of the Board of Directors..................      4
PROPOSAL NO. 7 -- APPROVAL OF CATUITY INC. 2000 DIRECTOR
  STOCK OPTION PLAN.........................................      4
  General...................................................      4
  Shares Authorized.........................................      4
  Eligible Directors........................................      4
  Stock Options.............................................      4
  Exercise of Options.......................................      4
  Rights as a Shareholder...................................      5
  Amendment.................................................      5
  U.S. Income Tax Consequences Relating to the Director
     Plan...................................................      5
  Grant of Options..........................................      5
  Withholding of Tax........................................      5
  Recommendation of the Board of Directors..................      6
PROPOSAL NO. 8 -- APPROVAL OF AMENDMENT TO CATUITY INC.
  STOCK OPTION PLAN.........................................      6
  General...................................................      6
  Shares Authorized.........................................      6
  Employee Plan Administration..............................      6
  Employee Plan Participants................................      6
  Stock Options.............................................      7
  Incentive Stock Options...................................      7
  Vesting of Options........................................      7
  Exercise of Options.......................................      7
  Rights as a Shareholder...................................      8
  Amendment.................................................      8
  New Employee Plan Benefits................................      8
  U.S. Income Tax Consequences Relating to Employee Plan....      8
  Option Awards.............................................      9
  Limitation on Compensation Deductions.....................      9
  Withholding of Tax........................................     10
  Recommendation of the Board of Directors..................     10
OWNERSHIP OF SECURITIES.....................................     10
  Compliance with SEC Reporting Requirements................     11
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............     12
  Compensation Committee Report.............................     12
  Compensation Philosophy and Objectives....................     12
  Compensation Components and Process.......................     12
  Compensation Committee Interlocks and Insider
     Participation..........................................     13
  Summary of Cash and Certain Other Compensation............     14
  Stock Options.............................................
  Option Exercises and Holdings.............................
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................     16
  Certain Relationships and Related Transactions............     17
STOCK PERFORMANCE GRAPH.....................................     18
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....     19
STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT..............     19
FORM 10-K...................................................     19
OTHER MATTERS...............................................     20

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Annual Meeting of the Stockholders to be held on Thursday, May 24, 2001 at 9:30 a.m. at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia (Wednesday, May 23, 2001 at 7:30 p.m. United States Eastern Daylight Time) and at any adjournments or postponements. We first mailed these proxy materials on or about April 23, 2001 to all stockholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Stockholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 6, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 7,869,619 shares of Common Stock outstanding. Each stockholder of record on April 6, 2001 is entitled to one vote for each share of Common Stock held on that date. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the six candidates receiving the highest number of affirmative votes will be elected. Proposal 7 and Proposal 8 each requires the approval of the affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

     Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the nominees of the Board of Directors (proposals 1-6), FOR proposals 7 and 8, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to stockholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay $500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                               PROPOSALS NO. 1-6

                             ELECTION OF DIRECTORS

GENERAL

     The names of our nominees for director and their positions and offices with Catuity are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who your board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors to serve until the next Annual Meeting and until their successors have been elected and qualified. Stockholders may not cumulate votes in the election of directors.

NAME                                   AGE                      POSITION(S)
----                                   ---                      -----------
David L. Mac.Smith...................  50    Director and Chairman(2)
Michael V. Howe......................  52    Director, President and Chief Executive Officer(2)
Alexander S. Dawson..................  57    Director(1),(2)
Duncan P.F. Mount....................  53    Director(1)
Alan L. Gilman.......................  57    Director(1),(2)
Robert C. Robins.....................  59    Director

-------------------------
(1) Member, Audit Committee

(2) Member, Compensation Committee

BUSINESS EXPERIENCE OF DIRECTORS

     David L. Mac.Smith is our founder and currently our Chairman of the board. He has been the Chief Executive Officer and Managing Director of CAT, our wholly owned subsidiary, since November 1992. In December 1999, he became our President and CEO pending the appointment of a new President and CEO. In January 2000, he resigned as our President and CEO and became our Chairman. Prior to November 1992, he was the founder and, from 1982 to 1991, CEO of Technology Investment Management Limited, a funds management company with specific focus on technology related businesses. He has a Bachelor of Law degree from the Australian National University.

     Michael V. Howe has served as our President and Chief Executive Officer since January 2000. From December 1995 through December 1999, he was the Director of Marketing Communications for United Airlines, responsible for the United Mileage Plus loyalty rewards program and the United partnership program. Prior to joining United Airlines, he served as the Chief Executive Officer of Young and Rubicam Advertising in Detroit, Michigan from October 1990 to November 1995. He has a Bachelor of Business Administration from John Carroll University and a Master of Business Administration from Michigan State University.

     Alexander S. Dawson is currently one of our non-employee Directors. He served as the Chairman of CAT, our wholly owned subsidiary, from November 1992 to December 1999. From April 1987 to January 1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990, he was a member of the Business Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. He has a Bachelor of Commerce degree from the University of New South Wales and a Master of Business Administration from Columbia University.

     Duncan P.F. Mount is currently one of our non-employee Directors. He served as a non-employee Director of CAT, our wholly owned subsidiary, from March 1999 to December 1999. From October 1996 to September 1999, he was the Asian adviser to CEF.TAL Investment Management Limited, a Hong Kong based joint venture between the Canadian Imperial Bank of Commerce, Cheung Kong Holdings Limited and TAL Investment Counsel. He spent 17 years in Hong Kong as the Managing Director of Gartmore Investment Management Limited, from May 1980 to October 1988, and as managing director of CEF Investment Management Limited from May 1988 to October 1996, entities which are fund management and investment companies. From October 1996 to December 1998, he was Managing Director of CEF.TAL Australia Limited. He holds a Bachelor and Master of Arts degree in Economics and Law (Hons) from Cambridge University.

     Alan L. Gilman joined the Board of Directors on July 1, 2000 following his retirement from Arthur Andersen LLP. For 22 years prior to retirement, Mr. Gilman was a partner with Arthur Andersen LLP and specialized in the retail industry. Most recently he managed the Arthur Andersen Competency Center, specializing in retail consulting. From September 1992 to August 1999, he served as the managing partner of Senn-Delaney, a unit of Arthur Andersen specializing in the retail industry. In addition to his role with Senn-Delaney, he held worldwide leadership responsibility for Arthur Andersen's retail industry and consumer products activities. Prior to September 1992, he was an Audit Partner focusing primarily on retail, distribution and advertising. Mr. Gilman is also serving as the chairman of the Audit and Compensation Committees of the Board.

     Robert C. Robins joined the Board of Directors on October 9, 2000 following his retirement from Visa USA. He is currently an Executive Vice President of Business Development with National Processing Corporation. Mr. Robins was Executive Vice President of Visa USA in charge of the bankcard association's division that markets Visa products and services to merchants across the United States. Prior to that he spent seven years in various sales and marketing management positions with American Cyanamid Company. He also was with Alba Inc. and the Nestle Corporation in both field sales and corporate management positions.

BOARD COMMITTEES AND MEETINGS

     During the year that ended on December 31, 2000, the Board of Directors held nine meetings. All of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     Each of our directors holds office until the next annual meeting of stockholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Executive officers are appointed by, and serve at the discretion of, our Board of Directors.

     The board has two standing Committees: the Audit Committee and the Compensation Committee.

     The Audit Committee, among other things, makes a recommendation to the Board of Directors concerning the engagement of independent auditors and monitors the results of our operating and internal controls as reported by management and the independent auditors. This Committee currently consists of Messrs. Gilman, Mount and Dawson, and held two meetings during the last year.

     Effective February 26, 2001, the Board of Directors established a Compensation Committee. The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Members of the Committee who are also executive officers do not participate in discussions or decisions about their own compensation level or changes in it. In recommending and determining compensation, the committee considers independent studies of comparable remuneration packages. This Committee currently consists of Messrs. Mac. Smith, Howe, Gilman and Dawson with Mr. Gilman serving as Chairman.

DIRECTOR COMPENSATION

     Effective October 1, 2000, non-employee directors receive a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter, for serving on the Board. In addition, each director receives a $1,000 fee for each meeting attended during the year. Under the Director Stock Option Plan that is proposed for approval by the shareholders (Proposal 7 below), upon the date a person first becomes a member of the Board, the director is to automatically receive a stock option to acquire 10,000 Catuity shares. In addition, on the last business day of September of every year, each director then in office will receive a stock option to acquire 5,000 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees listed above.

                                 PROPOSAL NO. 7
                  APPROVAL OF 2000 DIRECTOR STOCK OPTION PLAN

GENERAL

     The seventh matter to be considered at the Annual Meeting will be the approval of the 2000 Director Stock Option Plan (the "director plan").

     Our Board of Directors adopted the non-employee director plan as of October 1, 2000, subject to stockholder approval. The purpose of the director plan is to attract and retain the services of experienced and knowledgeable non-employee directors and to provide an additional incentive for the non-employee directors to continue to work for the best interests of Catuity and our shareholders. Employee directors are not eligible for option awards under the director plan.

     The following is a summary of the material features of the director plan, and is qualified in its entirety by reference to the director plan.

SHARES AUTHORIZED

     The director plan permits us to grant non-qualified stock options to acquire an aggregate of up to 100,000 shares of common stock. The shares may be newly issued or repurchased on the open market. If any option granted under the director plan is surrendered, terminates or expires before having been fully exercised, then all shares formerly subject to that option shall become available for any option subsequently granted in accordance with the director plan. The number of shares authorized is subject to adjustment to reflect certain recapitalizations, reorganizations, mergers or consolidations.

ELIGIBLE DIRECTORS

     Only the non-employee members of the Catuity Board of Directors are eligible for options. Directors who are employees of Catuity are not eligible for options under the director plan.

STOCK OPTIONS

     Under the director plan, upon the date a person first becomes a member of the Board, the director automatically receives a non-qualified stock option to acquire 10,000 shares. In addition, on the last business day of September of every year, each director then in office will receive a non-qualified stock option to acquire 5,000 shares. The exercise price per share of any option is the fair market value on the date of grant.

EXERCISE OF OPTIONS

     Options vest and are exercisable immediately on grant.

     A director's right to exercise any option granted under the director plan terminates at whichever of the following times first occurs: (i) eight years from the date of grant; (ii) three months after he or she ceases to be a director, except if the director retires from the Board when he or she reaches 60 years of age or dies; and (iii) if a director dies, one year from the date of death. If a director dies within the 90 day period following the date he or she ceases to be a director, then the beneficiary may, until one year after the director's death, exercise the option to the extent it would have been exercisable if the director had exercised the option immediately prior to his or her death.

     A director must pay the purchase price of shares purchased upon the exercise of an option in full and in cash at the time of exercise. However, the Board may (but is not obligated to unless this is provided in the particular option agreement) permit the director to make payment by delivery to us of such other consideration as is permitted by the Board. Payment may also be made by delivering a copy of irrevocable instructions to a broker to deliver promptly an amount sufficient to pay the purchase price and, if required, the amount of any tax withholding liability for which the director is liable.

RIGHTS AS A SHAREHOLDER

     Until a director exercises his or her award and actually receives the shares, he or she has no rights as a Catuity shareholder pursuant to any shares of common stock that underlie the option.

AMENDMENT

     We may amend the director plan at any time. However, an amendment cannot modify the terms of an existing option unless the recipient agrees to the change.

U.S. INCOME TAX CONSEQUENCES RELATING TO THE DIRECTOR PLAN

     The following discussion of certain U.S. income tax considerations is a summary for general purposes only. Because Catuity is a U.S. Corporation, based in the U.S., we have restricted our tax discussion to United States tax law considerations.

     The director plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974.

GRANT OF OPTIONS

     Ordinarily, the grant of an option will have no income tax consequences for either the director or us. When a director exercises an option, he or she will recognize ordinary income and we will be entitled to a deduction in an amount equal to the excess of the fair market value of the common stock purchased over the purchase price. We are required to withhold tax from the director's income in that transaction. The director's tax "basis" of the common stock received upon exercise will equal the sum of the exercise price plus the amount included in the director's income. If the director pays the purchase price with shares of common stock, he or she will not recognize additional gain or loss by reason of that exchange, and the tax basis for an equal number of shares of the common stock received will be equal to the tax basis for the shares exchanged. Any additional shares received will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the common stock would generally give rise to capital gain or loss.

WITHHOLDING OF TAX

     Generally, we will be obligated to withhold, or secure payment in lieu of withholding, taxes the director may owe resulting from the exercise of an option. That amount will depend on many factors existing at the time the director exercises an option, particularly IRS regulations then in effect. If the director is paying the exercise price with shares of common stock, he or she may elect to have us withhold shares of the common stock sufficient to meet those requirements. Unless otherwise provided by the administrator, with respect to directors, we will withhold shares sufficient to meet withholding requirements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR approval of the 2000 Director Stock Option Plan.

                                 PROPOSAL NO. 8

                   APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

GENERAL

     The eighth matter to be considered at the Annual Meeting will be the approval of an amendment to the Catuity Inc. Stock Option Plan (the "employee plan") to increase the number of shares for which options and other awards may be granted from 750,000 shares to 950,000 shares.

     The Board of Directors adopted the employee plan in December 1999 and the stockholders approved it on March 16, 2000. The employee plan shall terminate on the earlier of (i) the tenth anniversary of its effective date, (ii) the issuance of all of the shares authorized under the employee plan, or (ii) the termination of the employee plan by the Board of Directors. The maximum period during which an option may be exercised under the employee plan is 10 years from the date of grant, except in the case of an ISO granted to a 10% stockholder, in which case the maximum period is five years from the date of grant.

     The purposes of the employee plan are to attract and retain employees of high ability and to motivate them to advance Catuity's and our stockholders' interests.

     As of March 27, 2001, there were 694,500 options outstanding under the employee plan. On that date, the Board approved an amendment increasing the number of available shares from 750,000 to 950,000 in order to ensure that a sufficient number of shares would be available for grants to meet the overall goals and objectives of the employee plan for the next few years.

SHARES AUTHORIZED

     A maximum of 750,000 (as amended, 950,000) of the aggregate number of shares of common stock outstanding may be issued under the employee plan to all participants in the aggregate. The shares issued may be newly issued or repurchased by us on the open market. If any award granted under the employee plan is surrendered to us, terminates or expires before having been fully exercised, or an award of stock appreciation rights is exercised for cash, then all shares formerly subject to that award shall become available for any award subsequently granted in accordance with the employee plan. The number of shares authorized under the employee plan will be adjusted to reflect certain recapitalizations, reorganizations, mergers or consolidations.

EMPLOYEE PLAN ADMINISTRATION

     The employee plan is administered by the Board of Directors or by a committee consisting of two or more members of the Board and is known as the administrator. The administrator has full power and authority to prescribe, amend and rescind rules and procedures governing administration of the employee plan and to make all other determinations necessary or advisable for its administration and interpretation.

EMPLOYEE PLAN PARTICIPANTS

     The administrator may grant awards under the employee plan to Catuity's and/or any of its subsidiaries' officers, employees, and persons who are independent contractors, consultants or advisers of Catuity and/or its subsidiaries at the time of the grant.

STOCK OPTIONS

     The administrator may grant options entitling the participant to purchase shares of common stock from us in such quantity, at such price, and on such terms and subject to such vesting periods, termination dates and other conditions as may be established by the administrator on or prior to the date such option is granted. Although the employee plan specifies certain "default" provisions for option grants, the employee plan specifically authorizes the administrator to vary from these default provisions, as it deems advisable for individual grants. Notwithstanding the foregoing, the exercise price for all options must be no less than 85% of the fair market value of the common stock on the date of grant, except and unless you are a 10% stockholder, in which case the option price will not be less than 110% of such fair market value.

     The options shall contain such other terms and conditions as are deemed necessary to prevent limitation of our compensation deduction in connection with the exercise of the option. (See "U.S. INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE PLAN," below.)

INCENTIVE STOCK OPTIONS

     The administrator shall determine the price at which a share may be purchased upon exercise of any option, except in the case of an option that has been designated as an incentive stock option under Section 422 of the Internal Revenue Code. No person may be granted incentive stock options under the employee plan in any year entitling such person to purchase a number of shares greater than the maximum number permitted by Section 422 of the Internal Revenue Code as in effect on the date of grant. If a recipient is a 10% stockholder, the term of an incentive stock option shall not exceed five years from the date of grant, and the purchase price of an incentive stock option shall be greater than the per share market value of the common stock on the date of grant. If the recipient is not a 10% stockholder, the term of an incentive stock option shall not exceed ten years from the date of grant and the purchase price shall be equal or greater than the per share market value of the common stock on the date of grant.

VESTING OF OPTIONS

     Unless otherwise provided in the option agreement, options granted under the employee plan will initially be deemed an entirely unvested option and will vest upon the passage of time or the occurrence of events. Options will vest according to the following schedule:

          (a) twenty percent (20%) will become a vested option as of the first anniversary of the vesting start date specified in the option agreement (which may be earlier but not later than the grant date);

          (b) ten percent (10%) of the option will become a vested option on the last day of each six-month period thereafter, such that the option will become a fully vested option as of the fifth anniversary of the vesting start date.

     Vesting will continue provided the recipient is not terminated prior to each vesting date and provided that the recipient is not on a leave of absence from Catuity Inc. or its subsidiaries.

EXERCISE OF OPTIONS

     Unless extended by the administrator or as otherwise provided in the award agreement, the recipient's right to exercise any award granted under the employee plan shall terminate at a time determined by the administrator, but shall not terminate less than: (i) six months after termination for death or disability; or (ii) 30 days after termination for any other reason, except in the event of a Termination for Cause, as defined under the employee plan; or
(iii) in the event of Termination for Cause, the option will terminate immediately upon termination. The administrator has the right to permit the recipient to exercise any award prior to the time such award would otherwise be exercisable under the terms of the agreement granting the award. Similarly, the administrator has the right to permit the recipient to exercise any award granted under the employee plan (except for an incentive stock option) more than six months after the recipient's employment terminates or after the award's expiration date.

     The recipient must pay the purchase price of shares purchased upon the exercise of the award in full and in cash at the time of exercise. However, the administrator may (but is not obligated to unless this is provided in the award agreement) permit payment to be made by delivery to us of such other consideration as is permitted by the administrator. Payment may also be made by delivering a copy of irrevocable instructions to a broker to deliver promptly to the us the amount of sale or loan proceeds sufficient to pay the purchase price and, if required, the amount of any tax withholding liability for which the recipient is liable.

     Unless provided otherwise in your award agreement, if you die while an employee, the right to exercise all unexpired installments of your awards shall be transferable by will or the laws of descent and distribution.

     Unless provided otherwise in the award agreement, upon the occurrence of a change of control event, the recipient shall have the right to exercise in full any award (excluding awards that have expired, terminated or been exercised), whether or not exercisable immediately prior to the change of control event. A change of control event means a business combination in which less than 50% of the outstanding voting securities of the successor entity immediately following the closing of the business combination are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the voting securities of Catuity immediately prior to such transaction. The term "business combination" means a transaction or series of transactions consummated within any period of 90 days resulting in (A) the sale of all or substantially all of Catuity's assets, (B) a merger or consolidation or other reorganization of which Catuity or a subsidiary is a merging party, or (C) the sale or other change of beneficial ownership of at least 33 1/3% of Catuity's outstanding voting securities.

RIGHTS AS A SHAREHOLDER

     Until the recipient exercises an award and actually receives shares, the recipient has no rights as a Catuity shareholder pursuant to any shares of common stock that underlie the award.

AMENDMENT

     The Board may amend, suspend or discontinue the employee plan at any time. However, the Board may not, without stockholder approval, materially increase (except when the increase relates to a adjustments upon changes in the stock, such as stock splits) the maximum aggregate number of option shares in the option pool, materially increase the benefits accruing to eligible participants or materially modify the category or, or eligibility requirements for persons who are eligible participants. Except where a change of control exits, no action may alter any option previously granted under the employee plan without the recipient's consent, nor may the number of option shares in the option pool be reduced to a number that is less than the aggregate number of option shares that may be issued pursuant to the exercise of all outstanding and unexpired options granted under the employee plan and that have been issued and are outstanding pursuant to the exercise of options granted under the employee plan.

NEW EMPLOYEE PLAN BENEFITS

     The grant of awards under the employee plan is subject to the discretion of the administrator. Accordingly, we cannot currently determine the number of shares of common stock that may be subject to awards under the employee plan in the future.

U.S. INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE PLAN

     The following discussion of certain U.S. income tax considerations with respect to employee awards is a summary for general purposes only.

     The employee plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974.

OPTION AWARDS

     Certain of the income tax consequences of the grant of an option award depend upon whether the option qualifies as an incentive stock option.

     NONQUALIFIED OPTIONS AND PERFORMANCE BASED OPTIONS. The grant of a nonqualified stock option or a performance-based option will have no income tax consequences for either the recipient or us (unless the option is freely transferable and has a readily ascertainable market value). Upon the exercise of a nonqualified stock option or a performance-based option, the recipient will recognize ordinary income and we will be entitled to a deduction in an amount equal to the excess of the fair market value of the common stock purchased over the exercise price. We are required to withhold tax from the recipient's income in that transaction. The basis of the common stock received upon exercise will equal the sum of the exercise price plus the amount included in income by the participant. If the recipient pays the exercise price of a nonqualified stock option or a performance based option with shares of common stock, no additional gain or loss will be recognized by reason of that exchange, and the basis for an equal number of shares of the common stock received will be equal to the basis for the shares exchanged therefore. Any additional shares that the recipient receives will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the common stock would generally give rise to capital gain or loss.

     INCENTIVE STOCK OPTIONS. The grant of an incentive stock option will have no income tax consequences for either the recipient or us. Subject to the discussion below, there will be no regular income tax liability upon incentive stock option exercise; however, upon the exercise of an incentive stock option, the excess of the fair market value of the shares purchased over the exercise price will be an item of tax preference of the recipient's for purposes of the application of the alternative minimum tax. If payment of the purchase price of an incentive stock option consists of shares of common stock, the recipient's basis for an equal number of shares of the common stock received will be equal to your basis for the shares exchanged therefore. Any additional shares the recipient receives will have a basis of zero.

     If the common stock acquired pursuant to an incentive stock option is sold, exchanged (except in certain tax-free exchanges) or otherwise disposed of (even if pursuant to the exercise of another incentive stock option) within either one year of the exercise of such incentive stock option or two years of the granting of such incentive stock option, the recipient will recognize ordinary income at that time and we will be entitled to a deduction at that time in an amount equal to the excess of the fair market value of such common stock at the time of exercise over the purchase price. The recipient will also recognize capital gain or loss to the extent the amount realized from a sale or exchange differs from the fair market value of such common stock at the time of exercise.

     If the recipient sells or exchanges common stock acquired pursuant to an incentive stock option after one year after the exercise of such incentive stock option and two years after the granting of such incentive stock option, the recipient will recognize long-term capital gain or loss measured by the difference between the amount realized on such sale or exchange and the purchase price, and we will not be entitled to any deduction.

LIMITATION ON COMPENSATION DEDUCTIONS

     In general, we will be entitled to a compensation deduction equal to the income the recipient recognized with respect to a nonqualified option, performance based option, stock appreciation right or restricted share right at the time of recognition. But, the Internal Revenue Code will limit the deduction that a publicly held corporation, such as us, may take for compensation paid to "covered employees" to $1 million. Generally, the Chief Executive Officer of a company and its four highest compensated officers (excluding the Chief Executive Officer) will be considered to be covered employees. However, this rule limiting the deduction does not apply to performance-based compensation. In general, compensation resulting from the exercise of a stock option is treated as performance-based compensation provided that the option price was equal to or in excess of the fair market value of stock underlying the option at the time of the grant of the option and provided that certain other requirements are met. We grant performance-based options with the intention to meet these rules so that the compensation resulting from the exercise of performance-based options will be treated as performance-based compensation. In addition, income resulting from the exercise of nonqualified options and stock appreciation rights, where the exercise price is equal to or in excess of the fair market value of the stock underlying the award at the time of the grant, may also be treated as performance-based compensation. Income resulting from restricted share rights will probably not be treated as performance-based compensation and so the deduction limitation described above may become applicable.

WITHHOLDING OF TAX

     We are entitled to withhold, or secure payment from the recipient in lieu of withholding, the amount of any tax required by law to be withheld or paid by us with respect to any amount payable or shares issuable under the option. At the recipient's election, with respect to the exercise of a nonqualified option, performance based option or a stock appreciation right where shares of common stock are to be delivered to the recipient; we may also withhold shares of the common stock sufficient to meet those requirements. Unless otherwise provided by the administrator, with respect to officers, we will withhold shares sufficient to meet withholding requirements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the employee plan.

                            OWNERSHIP OF SECURITIES

     The following tables set forth certain information regarding beneficial ownership of our capital stock as of April 1, 2001 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the other named executive officers included in the Compensation Tables below;

     - each of our directors; and

     - all of our directors and executive officers as a group.

                                                             NUMBER OF SHARES OF      PERCENTAGE OF SHARES
                                                                COMMON STOCK            OF COMMON STOCK
          NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(2)
          ------------------------------------              ---------------------    ---------------------
Lance D. O'Connor(3)....................................            754,432                    9.6
6-8 Kangaroo Point Road
Kangaroo Point, NSW 2224
Australia
Alexander S. Dawson(4)..................................            185,000                    2.3
52 St Marks Road
Randwick, NSW 2031
Australia
David L. Mac. Smith.....................................            351,417                    4.4
58 View Street
Woollahra, NSW 2025
Australia
Michael V. Howe.........................................            135,100                    1.7
62 Hampton Road
Grosse Point Shores, MI 48230

                                                             NUMBER OF SHARES OF      PERCENTAGE OF SHARES
                                                                COMMON STOCK            OF COMMON STOCK
          NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(2)
          ------------------------------------              ---------------------    ---------------------
Duncan P.F. Mount(4)....................................            210,000                    2.7
9 Ithica Road
Elizabeth Bay, NSW 2011
Australia
John M. Weihen..........................................             32,630                      *
17 Bayswater Road
Lindfield, NSW 2070
Australia
Alan L. Gilman(4).......................................             10,500                      *
4720 Morris Lake Circle
West Bloomfield, MI 48323
Robert C. Robins(4).....................................             10,000                      *
901 Glenway
Hillsborough, CA 94010
Jonathan R.E. Adams.....................................             17,500                      *
10 Willows Lane
Walingford, Pennsylvania 19806
All directors and executive officers as a group (11
  persons)..............................................          1,869,413                   22.4

-------------------------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after April 1, 2001 are deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13-d3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after April 1, 2001. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

(3) Includes 55,000 shares held by Jenolan Pty Limited, of which Mr. O'Connor is a shareholder and director. Mr. O'Connor disclaims that he is the beneficial owner of such shares for purposes of section 13(d) or any other purpose.

(4) Includes 10,000 option shares that are subject to shareholder approval of Proposal 7 as described in this proxy statement.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). The SEC has established specific due dates, and Catuity is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (I) the copies of Section 16(a) reports that we received from such persons for their 2000 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2000 fiscal year, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year, except that the following individuals failed to file timely reports for such fiscal year:

     David L. Mac.Smith, Lance D. O'Connor, Duncan P.F. Mount, Alexander S. Dawson, John M. Weihen, Benjamin A. Gorton, Alan L. Gilman, Michael V. Howe, John H. Lowry, Robert Kosnik, Jonathan R.E. Adams, and Carl H. Fisher did not file Form 3 within the 10 days allowed following the Company's shares becoming registered with the Securities and Exchange Commission. All Form 3's were subsequently filed in 2000.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     During 2000, the Board of Directors was responsible for the oversight and approval of executive officer compensation. The Compensation Committee (the "Committee") of the Board of Directors was constituted in early 2001, and therefore took no actions in 2000. This report describes the compensation-related activities of the Board as a whole taken during 2000. The current Committee sets the compensation of the Chairman and the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed of both management and outside directors.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors. Within this overall philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of peer companies (the "Peer Companies") and other selected companies in the market that the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies as well as individual contributions and a measure of customer satisfaction.

     - Align the financial interests of executive officers with those of stockholders by providing significant equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     During 2000, the Board determined the compensation levels for the executive officers based on information obtained regarding the compensation levels of such positions in the market for similar sized companies and compensation survey information available from independent studies.

     Base Salary. The base salary of each executive officer is determined at levels considered appropriate for comparable positions at Peer Companies. The Company's objective is to target base salary levels near the 50th percentile of compensation practices at Peer Companies.

     Variable Incentive Awards. The Company has no formal program for providing a portion of the annual compensation of each executive officer in variable incentive pay. Performance based bonuses may be awarded, at the discretion of the Board, when an executive officer's performance, as measured against specific performance objectives, is particularly meritorious.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. During 2000, the Board determined the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Board took into consideration an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions at Peer Companies, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Board's discretion.

     During 2000, the Board approved option grants to Messrs. Howe and Adams under the Company's 1999 Stock Option Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (85% of the market price on the grant date for Mr. Howe, the market price on the date of grant for Mr. Adams) over a specified period of time. Options granted to this group of individuals vest in periodic installments over a 5-year period, contingent on the executive officers continued employment with the Company. Accordingly, the option grants will provide a return only if the officer remains with the Company and only if the market price appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Howe was established by the Board in December 1999 for the period January 4, 2000 to December 31, 2000. The Board's decision was based on primarily on the salary levels paid to chief executive officers of Peer Companies and published data on compensation levels of chief executive officers of similarly sized companies and set to approximate the 50th percentile of this surveyed data in order to have a substantial portion of his total compensation, in the form of stock option grants, tied to the Company's performance and stock price appreciation.

SUBMITTED BY THE BOARD OF DIRECTORS
David L. Mac.Smith -- Chairman
Michael V. Howe
Alan L. Gilman
Alexander S. Dawson
Duncan P.F. Mount
Robert C. Robins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors for the 2001 fiscal year are:
                           Alan L. Gilman -- Chairman
                               David L. Mac.Smith
                                Michael V. Howe
                              Alexander S. Dawson

     Two of the members are executive officers, and the other two members are not otherwise officers or employees of the Catuity.

     No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Catuity.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and all other executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                             -----------------------------------   LONG-TERM COMPENSATION
                                                                    OTHER ANNUAL           AWARDS
                                                                    COMPENSATION   ----------------------
NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)      ($)(1)            OPTIONS(#)
---------------------------           ----   ---------   --------   ------------         ----------
Michael V. Howe.....................  2000    240,000     60,000          -0-         315,000 options
  President and CEO
David L. Mac.Smith(3)...............  2000    156,263        -0-        4,450(2)                  -0-
  Chairman                            1999    172,640        -0-        4,425
                                      1998    163,275        -0-       25,041
John M. Weihen(3)...................  2000    116,560        -0-        4,425                     -0-
  Vice President -- Finance and       1999    129,100        -0-        4,425
  Administration                      1998    125,800        -0-        4,311
Jonathan R.E. Adams.................  2000    125,000        -0-          -0-          50,000 options
  Vice President -- Implementation    1999     48,077        -0-
  and Technical Services

-------------------------
(1) Includes Australian Superannuation Guarantee Levy, a compulsory payment that funds retirement benefits.

(2) Also includes payout of unused vacation.

(3) Salary amounts have been have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .5828, .6455, and .6290 for the years 2000, 1999, and 1998 respectively.

             OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                                                  PERCENT OF TOTAL
                                         NUMBER OF SECURITIES    OPTIONS GRANTED TO    EXERCISE PRICE
                                          UNDERLYING OPTIONS        EMPLOYEES IN         PER SHARE       EXPIRATION
NAME AND PRINCIPAL POSITION                    GRANTED              FISCAL YEAR            ($/SH)           DATE
---------------------------              --------------------    ------------------    --------------    ----------
Michael V. Howe......................          315,000                 46.67%              $9.50          12-31-08
  President and CEO
David L. Mac.Smith...................              -0-                    --                  --                --
  Chairman
John M. Weihen.......................              -0-                    --                  --                --
  Vice President -- Finance and
  Administration
Jonathan R.E. Adams..................           50,000                  7.41%              $6.18          12-31-08
Vice President -- Implementation and
Technical Services

  AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                            VALUE OF UNEXERCISED
                                                                NUMBER OF UNEXERCISED           IN-THE-MONEY
                             SHARES ACQUIRED       VALUE          OPTIONS AT FY-END         OPTIONS AT FY-END(1)
NAME AND PRINCIPAL POSITION    ON EXERCISE      REALIZED(2)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------------------  ---------------    -----------   -------------------------   -------------------------
Michael V. Howe............         -0-               -0-          123,000/192,000                       $0/$0
  President and CEO
David L. Mac. Smith........      50,000          $113,525           100,000/50,000                       $0/$0
  Chairman
John M. Weihen.............         -0-               -0-                 35,000/0                 $138,950/$0
  Vice President -- Finance
  and Administration
Jonathan R.E. Adams........         -0-               -0-             7,500/53,500              $10,750/$4,795
  Vice President --
  Implementation and
  Technical Services

-------------------------
(1) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2000, less the option exercise price payable per share.

(2) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     Michael V. Howe. We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael Howe, effective January 4, 2000. Under the agreement, Mr. Howe is entitled to receive a base salary of $240,000, which is subject to annual review for possible increase by the Board in conjunction with performance. Mr. Howe is also entitled to receive a performance-based bonus, which will be determined by the Board each year as part of the budget review. For the first year, the bonus is fixed at $60,000 to be paid in four equal installments on March 31; June 30; September 30 and December 31, 2000.

     Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of $9.50, which will vest 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. All options expire on the earlier of December 31, 2008 or the date six months after cessation of employment.

     If the agreement is terminated by us without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     David L. Mac.Smith. We entered into a three-year employment agreement with our Chairman, David L. Mac.Smith, effective June 1, 1999. Under the agreement, Mr. Mac.Smith is entitled to receive a base salary of $268,126AUS, subject to annual review for possible increase based on consideration of cost of living, level of responsibility, competitive remuneration, performance and increases awarded to our other employees. Mr. Mac.Smith is also entitled to payment by us of certain required Australian withholding amounts. During the term of his employment agreement and for various periods thereafter, Mr. Mac.Smith will have the right to purchase up to 200,000 shares of common stock. The agreement may be terminated by Mr. Mac.Smith by giving six months' notice in writing. If a person or party gives notice of its intention to acquire, or acquires, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options will vest and Mr. Mac.Smith may terminate the agreement at any time within a period of six months following such event by giving three months' notice. We may terminate the agreement for cause or, if Mr. Mac.Smith becomes unable to perform his duties, or agreement has not been reached prior to June 1, 2001 on continued employment after the term. On termination of the agreement by either party for any reason, we shall pay Mr. Mac.Smith the then prevailing basic salary package for 12 months from the effective date of termination, payable monthly in arrears in equal installments secured by a bank guarantee or such other installments and security as may be mutually agreed. If the agreement is terminated by us, Mr. Mac.Smith must resign as a Director.

     Under Mr. Mac.Smith's previous employment contract, entered into on May 1, 1995, he was entitled to the equivalent of 10% of any shares issued until the time we became listed on the ASX. A loan from us was made available to acquire these shares. At December 31, 2000, this non-interest bearing loan to Mr. Mac.Smith amounted to $757,773. Our recourse for repayment of the loan is limited to dividends and share sale proceeds. Mr. Mac.Smith may transfer shares subject to the loan to members of his family or entities controlled by one or more members of his family without any obligation to repay the loan. However, the sale or any transfer or any disposal of the shares to any other person will trigger repayment of the loan applicable to such shares.

     John Weihen. We entered into an employment agreement with the Vice President -- Finance and Administration, Mr. J. Weihen, effective November 1, 1996. The employment agreement was extended through June 30, 2001. Under the agreement, Mr. Weihen is entitled to receive annual remuneration of $200,000AUS, subject to annual CPI increases. During the term of his employment and for various periods thereafter, Mr. Weihen will have the right to purchase 35,000 shares of common stock as detailed above at $6.18 and $1.95 per share. If the agreement is terminated by us without cause, Mr. Weihen is entitled to a minimum of 9 months written notice. Mr. Weihen may terminate the agreement for significant and serious personal or family reasons upon 4 months written notice. Mr. Weihen and the Company have agreed that Mr. Weihen will leave the Company at the end of his current contract. This was mutually agreed to very early in 2000 due to the expected relocation of the Finance and Administration functions to the United States that occurred in mid 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1999 we entered into a three year Service Contract with Mr. Lance O'Connor, who was a director of CAT at that time, to provide assistance and management of our advisors in the United States. The services related to establishment of the U.S. office, general management of our affairs in the United States, development of administration and financial reporting systems, preparation of budgets and accounting reporting procedures and capital markets. On March 1, 2000, the arrangement with Mr. O'Connor was terminated as a result of our decision to establish our principal U.S. office in Detroit, rather than San Francisco (where Mr. O'Connor is located) and completion of certain projects. Under the contract, Mr. O'Connor received an annual service fee (including Australian fringe benefits tax) of $20,000 plus an annual accommodation allowance of $40,000 and an accountable expense allowance of $40,000.

     In January 1999 we entered into a share placement agreement with BNP Equities (Australia) Limited, (BNP) to place 300,000 shares at $2.71 per share to institutional clients of BNP, raising $813,333. One of the sub-underwriters in the placement was Boom Australia Pty Limited, which subscribed for 25,000 shares or 8.33% of the shares placed. Boom Australia Limited is an investment company of which Mr. Mount is a Director. At that time Mr. Mount was not a Director of Catuity or CAT. On March 19, 1999, Mr. Mount became a Director of CAT and in December 1999 became a Director of Catuity. On March 26, 1999, we entered into an agreement with BNP to underwrite the exercise of up to 941,088 options due to expire June 30, 1999 and exercisable at $4.84 each and the placement of 150,000 shares at $4.84 per share to clients of BNP, $726,188. Boom Australia Limited subscribed for 100,000 shares, or 66.67% of the shares placed and received a sub-underwriting fee for sub-underwriting the exercise of the options. In September 1999, CAT requested approval from The Supreme Court of New South Wales, Australia, to hold shareholder and option holder meetings to consider, and if thought fit approve arrangements to restructure CAT's share capital. Under the restructure shareholders and option holders in CAT would exchange their securities and entitlements (following a reverse stock split of 1 for 10) for an equal number of securities and entitlements in a newly formed Delaware company (NovaTec Inc, which subsequently changed its name to Catuity Inc.). The restructure was approved at Court-ordered meetings of shareholders and option holders and implemented in November 1999. Implementation of the restructure has resulted in Catuity Inc. acquiring all CAT shares for an equivalent number of shares in Catuity. All employees holding options in CAT received an equivalent number of options, with the same terms and conditions, in Catuity. Non-employee options were restructured differently, but with the resulting effect that they were placed in the same position as all other option holders. Mr. O'Connor and Mr. Dawson, two directors of CAT, were part of the non-employee option holder arrangements under share option and put and call share deeds.

     On June 30, 2000, Chip Application Technologies Limited (CAT), a wholly owned subsidiary of the Company, entered into an Option Assignment Agreement with BNP Paribas Equities (Australia) Limited (BNP) whereby CAT transferred all its rights, title and interests under the Loan Repayment and Option Agreement as amended (the "Agreement") it had entered into with Health Group Australia Limited (HGA) and Industrial Superannuation Administration Services Limited
(ISAS) dated May 4, 1999 for the right to acquire 309,150 and 23,437 shares held respectively by HGA and ISAS in the Company. The agreement provided the Company the right to purchase its shares owned by HGA and ISAS at $4.92 per share prior to July 19, 2000. Also on June 30, 2000 CAT signed a Mandate Letter with BNP for disposal of the shares at $8.11 per share.

     The transactions were completed on July 14, 2000. In accordance with the Agreements and Mandate Letter, BNP paid CAT $1,059,672 after deducting $134,867 of fees resulting in $924,805 of net proceeds from the transaction. As a condition of the option being exercised, CAT repaid the outstanding loans due HGA of $777,530 plus $127,446 for early repayment.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.

   COMPARISON OF CUMULATIVE TOTAL RETURN -- MAY 24, 2000 TO DECEMBER 31, 2000

[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------
                          COMPANY/INDEX                          5/24/2000    12/29/2000
--------------------------------------------------------------------------------------------
    Catuity Inc.                                                  100.00        105.76
--------------------------------------------------------------------------------------------
    SIC Code Index                                                100.00         66.66
--------------------------------------------------------------------------------------------
    NASDAQ Market Index                                           100.00         72.57
--------------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

          2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

          3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. Each of the members of the Audit Committee is independent as defined under the listing standards of the Nasdaq. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                            Alan L. Gilman, Chairman
                              Alexander S. Dawson
                               Duncan P.F. Mount

                 STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2002 must be received by the Company no later than December 21, 2001 in order to be included in the proxy statement and related proxy materials. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 23, 2002.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ John H. Lowry
                                          John H. Lowry III
                                          Secretary
                                          Dated: April 23, 2001




                                                        AUSTRALIAN PROXY FORM

CATUITY INC
Level 4 Ballarat House  68 - 72 Wentworth Avenue Surry Hills NSW 2010 Australia                  All Correspondence to:
2711 E. Jefferson Avenue Detroit Michigan 48207 USA                                              COMPUTERSHARE REGISTRY SERVICES
                                                                                                 PTY LIMITED
                                                                                                 GPO BOX 7045
                                                                                                 SYDNEY NSW 1115


REGISTERED NAME AND ADDRESS                                                             SECURITY HOLDER REFERENCE NUMBER (SRN) OR
                                                                                           HOLDER IDENTIFICATION NUMBER (HIN)

                                                                                          NUMBER OF COMMON STOCK/OR CDI'S HELD


PROXY FORM AND CDI VOTING INSTRUCTION FORM ("Form")
ANNUAL GENERAL MEETING OF STOCKHOLDERS - May 24, 2001

This Form constitutes either Voting Instructions to CHESS Depository Nominees Pty Ltd ("CDN") or a Proxy Form, depending on whether you are a CHESS Depository Interest ("CDI") Holder or a Registered Stockholder. Please refer to the INSTRUCTION SHEET on the reverse side prior to completing the Form. THE CATUITY BOARD OF DIRECTORS IS SOLICITING THIS PROXY FORM.

I/We being a holder of CHESS Depository Interests or a Registered Stockholder of the above named Company hereby:
(i)      (if a CDI Holder) direct to CDN to vote the shares underlying my holding; or
(ii)     (if a Registered Stockholder) appoint:
                                                                           PLEASE PRINT NAME

or failing the person so named or, if no person is named, the Chairman of the Meeting to vote in accordance with the following directions or, if no directions have been given, as the proxy or the Chairman sees fit at the Annual Meeting in respect of the resolutions outlined below, as follows:

[CDN WILL VOTE AS DIRECTED. IF NO DIRECTIONS ARE GIVEN BY A CDI HOLDER, CDN WILL
VOTE FOR RESOLUTIONS 1-6.]



                                                                                       Mark an 'X' in the appropriate box
RESOLUTIONS                                                                         FOR              AGAINST          ABSTAIN


1.   MR D L MACSMITH BE ELECTED A DIRECTOR                                        [    ]             [    ]            [    ]

2.   MR A S DAWSON BE ELECTED A DIRECTOR                                          [    ]             [    ]            [    ]

3.   MR D P F MOUNT BE ELECTED A DIRECTOR                                         [    ]             [    ]            [    ]

4.   MR M V HOWE BE ELECTED A DIRECTOR                                            [    ]             [    ]            [    ]

5.   MR A L GILMAN BE ELECTED A DIRECTOR                                          [    ]             [    ]            [    ]

6.   MR R C ROBINS BE ELECTED A DIRECTOR                                          [    ]             [    ]            [    ]

7.   THE CATUITY INC. 2000 DIRECTOR STOCK OPTION PLAN BE APPROVED                 [    ]             [    ]            [    ]

8.   THE CATUITY INC. STOCK OPTION PLAN BE AMENDED, PER THE
     PROXY STATEMENT                                                              [    ]             [    ]            [    ]




APPOINTMENT OF A SECOND PROXY [REGISTERED STOCKHOLDERS ONLY] If you are a Registered Stockholder and wish to split your voting direction, state here the percentage of your voting rights applicable to this Form:

   IF THE UNDERSIGNED IS A HOLDER OF CHESS DEPOSITORY INTERESTS, THE UNDERSIGNED HEREBY AUTHORISES CDN TO APPOINT SUCH PROXIES OR
            THEIR SUBSTITUTES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE OF CDI HOLDER/REGISTERED STOCKHOLDER

INDIVIDUAL OF FIRST HOLDER              HOLDER 2                                HOLDER 3
------------------------------------    -----------------------------------     ------------------------------------------

------------------------------------    -----------------------------------     ------------------------------------------
DIRECTOR                                DIRECTOR/COMPANY SECRETARY              SOLE DIRECTOR & SOLE COMPANY SECRETARY
------------------------------------    -----------------------------------     ------------------------------------------

------------------------------------    -----------------------------------     ------------------------------------------
DATE                                    CONTACT NAME                            TELEPHONE NUMBER


               PROXY FORM AND CDI VOTING INSTRUCTION FORM ("Form")
                                INSTRUCTION SHEET



LODGEMENT OF PROXY

The form must be returned to Computershare Investor Services Pty Limited, Level 2, 60 Carrington Street, Sydney NSW 2000 by MAY 20, 2001. For assistance please contact Computershare Investor Services Pty Limited on (02) 8234 5222.

THIS FORM MAY BE USED BY CHESS DEPOSITORY INTEREST HOLDERS AND REGISTERED STOCKHOLDERS

CHESS DEPOSITORY INTEREST HOLDERS

Some Catuity Inc members are not Registered Stockholders pursuant to the Securities Clearing House Business Rules; their interest in Catuity Inc is held on their behalf by CHESS Depository Nominees Pty Ltd ("CDN"). Each Catuity Inc CHESS Depository Interest ("CDI") is equivalent to one share of Catuity Inc, so each CDI that is owned as at APRIL 6, 2001 entitles the CDI Holder to one vote. If you are a CDI Holder, the Form shows the number of CDIs that you own. If you are a Registered Stockholder (see below), the Form shows the number of shares registered in your name.

A CDI HOLDER MAY NOT VOTE DIRECTLY AT A COMPANY MEETING, AND SO MUST DIRECT CDN TO VOTE ON THEIR BEHALF. IF YOU ARE A CDI HOLDER, YOU CAN DIRECT YOUR VOTE BY COMPLETING, SIGNING AND RETURNING THE FORM. THE FORM GIVES YOUR VOTING INSTRUCTIONS TO CHESS DEPOSITORY NOMINEES PTY LTD, WHICH WILL VOTE THE UNDERLYING SHARES ON YOUR BEHALF.

CDI Holders wishing to attend the meeting may do so but those wishing to attend AND vote personally at the stockholder meeting must convert their CHESS Depository Interests into shares prior to the meeting. If you are a CDI Holder, you cannot insert the name of a proxy; CDN will vote or cause its proxy to vote as directed.

REGISTERED STOCKHOLDER

If you are a Registered Stockholder, you may use the Form to appoint a proxy. Stockholders cannot appoint themselves as proxy. THE CHAIRMAN OF THE MEETING WILL ACT AS YOUR PROXY IF YOU DO NOT APPOINT SOMEONE. You can vote your shares by proxy even if you plan to attend the meeting.

REGISTERED STOCKHOLDERS MAY SPLIT VOTING DIRECTIONS

If you are a Registered Stockholder, you may, if you wish, split your voting direction by inserting the number of shares you wish to vote in the box marked "APPOINTMENT OF A SECOND PROXY". It is not appropriate to appoint a second proxy with a percentage of your voting rights unless you intend to complete your proxy instructions by inserting a mark in a box against the agenda items. If you wish to split your voting directions, please obtain a second Form by telephoning (02) 8234 5222. Both Forms should be completed with the nominated percentage of your voting rights on each Form AND the nominated proxies. Please return the Forms together.

A direction or vote is invalid if a mark is made in more than one box for each resolution. A vote will be invalid if a Registered Stockholder splits his/her voting directions and the total percentage of voting rights applicable to the combined Forms (for the first and second proxy) exceeds 100%.

Each CDI Holder or Registered Stockholder must sign the Form. If your CDIs or shares are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Catuity Inc Australian Registry or a certified copy of it must accompany this Form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided which state the office held by the signatory, ie Director and Director, or Company Secretary and Director, or the Sole Director & Sole Company Secretary.